Exhibit 14:  Powers of Attorney

                               Power of Attorney
                               -----------------

                                With Respect To

                    United of Omaha Life Insurance Company
                    --------------------------------------

             Variable Annuity and Variable Life Insurance Products



Tommie D. Thompson, whose signature appears below, constitutes and appoints Thomas J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.




                                                    /s/
                                                    ---------------------------
                                                    Tommie D. Thompson
                                                    Executive Vice President,
                                                    Comptroller and Treasurer

                               Power of Attorney
                               -----------------

                                With Respect To

                    United of Omaha Life Insurance Company
                    --------------------------------------

             Variable Annuity and Variable Life Insurance Products



Samuel L. Foggie Sr., whose signature appears below, constitutes and appoints Thomas J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.



                                                  /s/
                                                  -----------------------------
                                                  Samuel L. Foggie Sr.
                                                  Director

                               Power of Attorney
                               -----------------

                                With Respect To

                    United of Omaha Life Insurance Company
                    --------------------------------------

             Variable Annuity and Variable Life Insurance Products



Carol B. Hallett, whose signature appears below, constitutes and appoints Thomas
J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas
J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.



                                                /s/
                                                --------------------------------
                                                Carol B. Hallett
                                                Director

                               Power of Attorney
                               -----------------

                                With Respect To

                    United of Omaha Life Insurance Company
                    --------------------------------------

             Variable Annuity and Variable Life Insurance Products



Jeffrey M. Heller, whose signature appears below, constitutes and appoints Thomas J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.



                                                 /s/
                                                 -------------------------------
                                                 Jeffrey M. Heller
                                                 Director

                               Power of Attorney
                               -----------------

                                With Respect To

                    United of Omaha Life Insurance Company
                    --------------------------------------

             Variable Annuity and Variable Life Insurance Products



David H. Baris, whose signature appears below, constitutes and appoints Thomas
J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas
J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.



                                           /s/
                                           -------------------------------------
                                           David H. Baris
                                           Director

                               Power of Attorney
                               -----------------

                                With Respect To

                    United of Omaha Life Insurance Company
                    --------------------------------------

             Variable Annuity and Variable Life Insurance Products



Richard J. Sampson, whose signature appears below, constitutes and appoints Thomas J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.



                                                     /s/
                                                     ---------------------------
                                                     Richard J. Sampson
                                                     Director

                               Power of Attorney
                               -----------------

                                With Respect To

                    United of Omaha Life Insurance Company
                    --------------------------------------

             Variable Annuity and Variable Life Insurance Products



Oscar S. Straus II, whose signature appears below, constitutes and appoints Thomas J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.



                                                      /s/
                                                      --------------------------
                                                      Oscar S. Straus II
                                                      Director

                               Power of Attorney
                               -----------------

                                With Respect To

                     United of Omaha Life Insurance Company
                     --------------------------------------

             Variable Annuity and Variable Life Insurance Products



John A. Sturgeon, whose signature appears below, constitutes and appoints Thomas
J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas
J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.



                                            /s/
                                            ------------------------------------
                                            John A. Sturgeon
                                            Director, President and Chief
                                            Operating Officer

                               Power of Attorney
                               -----------------

                                With Respect To

                    United of Omaha Life Insurance Company
                    --------------------------------------

             Variable Annuity and Variable Life Insurance Products



Michael A. Wayne, whose signature appears below, constitutes and appoints Thomas
J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas
J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.



                                                   /s/
                                                   -----------------------------
                                                   Michael A. Wayne
                                                   Director

                               Power of Attorney
                               -----------------

                                With Respect To

                    United of Omaha Life Insurance Company
                    --------------------------------------

             Variable Annuity and Variable Life Insurance Products



John W. Weekly, whose signature appears below, constitutes and appoints Thomas
J. McCusker, F. Peter Huse or Michael E. Huss, and any such person(s) as Thomas
J. McCusker may designate in writing directed to the Secretary of United of Omaha Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for United of Omaha Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 2001 and remains in effect until revoked or revised.



                                         /s/
                                         ---------------------------------------
                                         John W. Weekly
                                         Director and Chief Executive Officer